Commitments and Contingencies	12 Months Ended
Sep. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
17. COMMITMENTS AND CONTINGENCIES
LITIGATION
We are involved in various legal proceedings, including commercial, competition, environmental, health, safety, product liability, and insurance matters. In September 2010, the Brazilian Administrative Council for Economic Defense (CADE) issued a decision against our Brazilian subsidiary, Air Products Brasil Ltda., and several other Brazilian industrial gas companies for alleged anticompetitive activities. CADE imposed a civil fine of R$179.2 million (approximately $55 at 30 September 2016) on Air Products Brasil Ltda. This fine was based on a recommendation by a unit of the Brazilian Ministry of Justice, whose investigation began in 2003, alleging violation of competition laws with respect to the sale of industrial and medical gases. The fines are based on a percentage of our total revenue in Brazil in 2003.
We have denied the allegations made by the authorities and filed an appeal in October 2010 with the Brazilian courts. On 6 May 2014, our appeal was granted and the fine against Air Products Brasil Ltda. was dismissed. CADE has appealed that ruling and the matter remains pending. We, with advice of our outside legal counsel, have assessed the status of this matter and have concluded that, although an adverse final judgment after exhausting all appeals is possible, such a judgment is not probable. As a result, no provision has been made in the consolidated financial statements. We estimate the maximum possible loss to be the full amount of the fine of R$179.2 million (approximately $55 at 30 September 2016) plus interest accrued thereon until final disposition of the proceedings.
Other than this matter, we do not currently believe there are any legal proceedings, individually or in the aggregate, that are reasonably possible to have a material impact on our financial condition, results of operations, or cash flows.
ENVIRONMENTAL
In the normal course of business, we are involved in legal proceedings under the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA: the federal Superfund law); Resource Conservation and Recovery Act (RCRA); and similar state and foreign environmental laws relating to the designation of certain sites for investigation or remediation. Presently, there are approximately 33 sites on which a final settlement has not been reached where we, along with others, have been designated a potentially responsible party by the Environmental Protection Agency or are otherwise engaged in investigation or remediation, including cleanup activity at certain of our current and former manufacturing sites. We continually monitor these sites for which we have environmental exposure.
Accruals for environmental loss contingencies are recorded when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. The consolidated balance sheets at 30 September 2016 and 2015 included an accrual of $81.4 and $80.6, respectively, primarily as part of other noncurrent liabilities. The environmental liabilities will be paid over a period of up to 30 years. We estimate the exposure for environmental loss contingencies to range from $81 to a reasonably possible upper exposure of $95 as of 30 September 2016.
Actual costs to be incurred at identified sites in future periods may vary from the estimates, given inherent uncertainties in evaluating environmental exposures. Using reasonably possible alternative assumptions of the exposure level could result in an increase to the environmental accrual. Due to the inherent uncertainties related to environmental exposures, a significant increase to the reasonably possible upper exposure level could occur if a new site is designated, the scope of remediation is increased, a different remediation alternative is identified, or a significant increase in our proportionate share occurs. We do not expect that any sum we may have to pay in connection with environmental matters in excess of the amounts recorded or disclosed above would have a material adverse impact on our financial position or results of operations in any one year.
Pace
At 30 September 2016, $30.1 of the environmental accrual was related to the Pace facility.
In 2006, we sold our Amines business, which included operations at Pace, Florida, and recognized a liability for retained environmental obligations associated with remediation activities at Pace. We are required by the Florida Department of Environmental Protection (FDEP) and the United States Environmental Protection Agency (USEPA) to continue our remediation efforts. We estimated that it would take 20 years to complete the groundwater remediation, and the costs through completion were estimated to range from $42 to $52. As no amount within the range was a better estimate than another, we recognized a pretax expense in fiscal 2006 of $42 as a component of income from discontinued operations and recorded an environmental accrual of $42 in continuing operations on the consolidated balance sheets. There has been no change to the estimated exposure range related to the Pace facility.
We have implemented many of the remedial corrective measures at the Pace facility required under 1995 Consent Orders issued by the FDEP and the USEPA. Contaminated soils have been bioremediated, and the treated soils have been secured in a lined on-site disposal cell. Several groundwater recovery systems have been installed to contain and remove contamination from groundwater. We completed an extensive assessment of the site to determine how well existing measures are working, what additional corrective measures may be needed, and whether newer remediation technologies that were not available in the 1990s might be suitable to more quickly and effectively remove groundwater contaminants. Based on assessment results, we completed a focused feasibility study that has identified alternative approaches that may more effectively remove contaminants. We continue to review alternative remedial approaches with the FDEP. In the first quarter of 2015, we entered into a new Consent Order with the FDEP requiring us to continue our remediation efforts at the Pace facility. The costs we are incurring under the new Consent Order are expected to be consistent with our previous estimates.
Piedmont
At 30 September 2016, $17.5 of the environmental accrual was related to the Piedmont site.
On 30 June 2008, we sold our Elkton, Maryland, and Piedmont, South Carolina, production facilities and the related North American atmospheric emulsions and global pressure sensitive adhesives businesses. In connection with the sale, we recognized a liability for retained environmental obligations associated with remediation activities at the Piedmont site. This site is under active remediation for contamination caused by an insolvent prior owner. We are required by the South Carolina Department of Health and Environmental Control to address both contaminated soil and groundwater. Numerous areas of soil contamination have been addressed, and contaminated groundwater is being recovered and treated. We estimate that it will take until 2019 to complete source area remediation with groundwater recovery and treatment, continuing through 2029. Thereafter, we are expecting this site to go into a state of monitored natural attenuation through 2047. We recognized a pretax expense in 2008 of $24 as a component of income from discontinued operations and recorded an environmental liability of $24 in continuing operations on the consolidated balance sheets. There have been no significant changes to the estimated exposure.
Pasadena
At 30 September 2016, $10.4 of the environmental accrual was related to the Pasadena site.
During the fourth quarter of 2012, management committed to permanently shutting down our polyurethane intermediates (PUI) production facility in Pasadena, Texas. In shutting down and dismantling the facility, we have undertaken certain obligations related to soil and groundwater contaminants. We have been pumping and treating groundwater to control off-site contaminant migration in compliance with regulatory requirements and under the approval of the Texas Commission on Environmental Quality (TCEQ). We estimate that the pump and treat system will continue to operate until 2042. We plan to perform additional work to address other environmental obligations at the site. This additional work includes remediating, as required, impacted soils, investigating groundwater west of the former PUI facility, performing post closure care for two closed RCRA surface impoundment units, and establishing engineering controls. In 2012, we estimated the total exposure at this site to be $13. There has been no change to the estimated exposure.
ASSET RETIREMENT OBLIGATIONS
Our asset retirement obligations are primarily associated with on-site long-term supply contracts, under which we have built a facility on land owned by the customer and are obligated to remove the facility at the end of the contract term. The retirement of assets includes the contractually required removal of a long-lived asset from service, and encompasses the sale, removal, abandonment, recycling, or disposal of the assets as required at the end of the contract terms. The timing and/or method of settlement of these obligations are conditional on a future event that may or may not be within our control.
Changes to the carrying amount of our asset retirement obligations are as follows:

Balance at 30 September 2014	$94.0
Additional accruals	17.6
Liabilities settled	(3.6)
Accretion expense	4.7
Currency translation adjustment	(3.3)
Balance at 30 September 2015	$109.4
Additional accruals	10.4
Liabilities settled	(4.4)
Accretion expense	5.4
Currency translation adjustment	(.9)
Balance at 30 September 2016	$119.9

These obligations are primarily reflected in other noncurrent liabilities on the consolidated balance sheets.
GUARANTEES AND WARRANTIES
In April 2015, we entered into joint venture arrangements in Saudi Arabia. An equity bridge loan has been provided to the joint venture until 2020 to fund equity commitments, and we guaranteed the repayment of our 25% share of this loan. Our venture partner guaranteed repayment of their share. Our maximum exposure under the guarantee is approximately $100. As of 30 September 2016, we recorded a noncurrent liability of $94.4 for our obligation to make future equity contributions based on the equity bridge loan.
Air Products has also entered into a sale of equipment contract with the joint venture to engineer, procure, and construct the industrial gas facilities that will supply gases to Saudi Aramco. We have provided bank guarantees to the joint venture of up to $311 to support our performance under the contract. Exposures under the guarantees decline over time and will be completely extinguished after completion of the project.
We are party to an equity support agreement and operations guarantee related to an air separation facility constructed in Trinidad for a venture in which we own 50%. At 30 September 2016, maximum potential payments under joint and several guarantees were $29.0. Exposures under the guarantees decline over time and will be completely extinguished by 2024.
During the first quarter of 2014, we sold the remaining portion of our Homecare business and entered into an operations guarantee related to obligations under certain homecare contracts assigned in connection with the transaction. Our maximum potential payment under the guarantee is £20 million (approximately $25 at 30 September 2016), and our exposure will be extinguished by 2020.
To date, no equity contributions or payments have been made since the inception of these guarantees. The fair value of the above guarantees is not material.
We, in the normal course of business operations, have issued product warranties related to equipment sales. Also, contracts often contain standard terms and conditions which typically include a warranty and indemnification to the buyer that the goods and services purchased do not infringe on third-party intellectual property rights. The provision for estimated future costs relating to warranties is not material to the consolidated financial statements.
We do not expect that any sum we may have to pay in connection with guarantees and warranties will have a material adverse effect on our consolidated financial condition, liquidity, or results of operations.
UNCONDITIONAL PURCHASE OBLIGATIONS
We are obligated to make future payments under unconditional purchase obligations as summarized below:

2017	$899
2018	525
2019	307
2020	298
2021	276
Thereafter	2,983
Total	$5,288

Approximately $4,000 of our unconditional purchase obligations relate to helium purchases, which include crude feedstock supply to multiple helium refining plants in North America as well as refined helium purchases from sources around the world. As a rare byproduct of natural gas production in the energy sector, these helium sourcing agreements are medium- to long-term and contain take-or-pay provisions. The refined helium is distributed globally and sold as a merchant gas, primarily under medium-term requirements contracts. While contract terms in the energy sector are longer than those in merchant, helium is a rare gas used in applications with few or no substitutions because of its unique physical and chemical properties.
Approximately $330 of our long-term unconditional purchase obligations relate to feedstock supply for numerous HyCO (hydrogen, carbon monoxide, and syngas) facilities. The price of feedstock supply is principally related to the price of natural gas. However, long-term take-or-pay sales contracts to HyCO customers are generally matched to the term of the feedstock supply obligations and provide recovery of price increases in the feedstock supply. Due to the matching of most long-term feedstock supply obligations to customer sales contracts, we do not believe these purchase obligations would have a material effect on our financial condition or results of operations.
The unconditional purchase obligations also include other product supply and purchase commitments and electric power and natural gas supply purchase obligations, which are primarily pass-through contracts with our customers.
Purchase commitments to spend approximately $310 for additional plant and equipment are included in the unconditional purchase obligations in 2017. In addition, we have purchase commitments totaling approximately $500 in 2017 and 2018 relating to our long-term sale of equipment project for Saudi Aramco’s Jazan oil refinery.